UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 2004

                            FIDELITY BANKSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-29040               65-0717085
-----------------------            ------------------        ----------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


205 Datura Street, West Palm Beach, Florida                       33401
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events
               ------------

               The Company issued a press release announcing the filing of a Registration Statement on Form S-3, the declaration of a 3 for 2 stock dividend and the declaration of a cash dividend of $0.08 per share on a post stock dividend basis.

Item 9.01      Financial Statements and Exhibits
               --------------------------------

(a) Financial Statements of businesses acquired. Not Applicable.

(b) Pro forma financial information. Not Applicable.

(c) Exhibits.

               The following Exhibit is attached as part of this report:


               99.1 Press release dated November 19, 2004, announcing the filing of a Registration Statement on Form S-3, the declaration of a 3 for 2 stock dividend and the declaration of a cash dividend of $0.08 per share on a post stock dividend basis.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FIDELITY BANKSHARES, INC.



DATE: November 19, 2004                    By: /s/ Vince A. Elhilow
                                               --------------------------------
                                               Vince A. Elhilow
                                               Chairman of the Board, President
                                                and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                                 Description

           99.2 Press release dated November 19, 2004, announcing the filing of a Registration Statement on Form S-3, the declaration of a 3 for 2 stock dividend and the declaration of a cash dividend of $0.08 per share on a post stock dividend basis.